ING INVESTORS TRUST

ING American Funds Bond Portfolio

 (“Portfolio”)

Supplement dated August 3, 2012

to the Portfolio’s Statement of Additional Information (“SAI”)

dated April 30, 2012

On March 8, 2012, the Portfolio’s Board of Trustees (“Board”) approved changing the Portfolio’s current “master-feeder” fund structure in which the Portfolio invests all of its assets in a “master fund” managed by Capital Research and Management CompanySM to that of a “traditional” fund structure in which the Portfolio will invest directly in securities under the day-to-day management of a sub-adviser. The Board approved a proposal appointing ING Investment Management Co. LLC (“ING IM”) as the Portfolio’s sub-adviser (“Proposal”) with subsequent revisions to the Portfolio’s name, investment objective, fee structure, and principal investment strategies. The Proposal to appoint ING IM as the Portfolio’s sub-adviser required shareholder approval. A proxy statement detailing the Proposal was mailed to shareholders on or about May 25, 2012, and the Proposal was approved at the shareholder meeting held on or about July 17, 2012.  Effective at the close of business on or about July 20, 2012, ING IM began managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement.

Effective on or about July 20, 2012, the Portfolio’s SAI was revised as follows:

1.                                       All references to the Portfolio as a “Feeder Portfolio” or the Portfolio’s fund structure as a “Master/Feeder” fund structure are hereby deleted in their entirety.

2.                                       All references to “ING American Funds Bond Portfolio” are hereby deleted and replaced with “ING Bond Portfolio.”

3.                                       The section entitled “Investment Restrictions — Non-Fundamental Investment Policies of the Feeder Portfolios” of the Portfolio’s SAI is amended to include the following:

Non-Fundamental Investment Policy — ING Bond Portfolio

The Board has adopted the following non-fundamental investment policy which may be changed by the Board without a shareholder vote:

ING Bond Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior notice of any changes in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy. An underlying fund’s investment in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above investments, and the Portfolio’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.

4.                                       The section entitled “Expense Limitation Agreements” of the Portfolio’s SAI is amended to include the following:

ING Bond Portfolio

The Adviser has entered into an expense limitation agreement with the Portfolio (“Expense Limitation Agreement”) pursuant to which the Adviser has agreed to waive or limit its fees.  In connection with the Expense Limitation Agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which excludes interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser) do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Adviser within three years.

Portfolio
ING Bond Portfolio	0.99%

The Portfolio may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above.  The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that the expense limitation shall continue until May 1, 2014. The Expense Limitation Agreement is contractual and, after an initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the Expense Limitation Agreement to the Independent Chairperson of the Board within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement.  The Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser within ninety (90) days’ prior written notice at its principal place of business.

5.                                       The following section is included following the section entitled “Expense Limitation Agreements” of the Portfolio’s SAI:

SUB-ADVISER — ING Bond Portfolio

The Portfolio’s Advisory Agreement provides that the Adviser, with the approval of the Board, may select and employ an investment adviser to serve as sub-adviser for the Portfolio, shall monitor the sub-adviser’s investment programs and results, and shall coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions.

The Adviser has engaged the services ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) to provide sub-advisory services to the Portfolio.

Pursuant to a Sub-Advisory Agreement dated July 20, 2012 between the Adviser and the Sub-Adviser, ING IM serves as Sub-Adviser to the Portfolio. In its capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, on behalf of the Portfolio, manages the Portfolio’s portfolio investments consistently with the Portfolio’s investment objective, and executes any of the Portfolio’s investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. The Sub-Adviser’s principal address is 230 Park Avenue, New York, New York, 10169. The Sub-Adviser is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep.

The Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under a Sub-Advisory Agreement.

After an initial term of two (2) years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) a majority vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, (ii) the Adviser or the Sub-Adviser; or (iii) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement may be terminated without payment of penalty at any time by: (i) the Trustees; (ii) a majority vote of the outstanding voting securities of the Portfolio; (iii) the Adviser; or (iv) the Sub-Adviser with not less than sixty (60) days’ written notice by the Trustees, the majority vote of the outstanding securities of the Portfolio, the Adviser, or the Sub-Adviser. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Advisory Agreement.

Approval of Sub-Advisory Agreement

For information regarding the basis for the Board’s approval of the investment sub-advisory agreement for the Portfolio, please refer to the Portfolio’s semi-annual shareholder report to be dated June 30, 2012.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Relief Order permitting the Adviser to enter into new investment sub-advisory agreements with non-affiliated sub-advisers or to materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees), but without shareholder approval. This authority is subject to certain conditions, including: (i) the requirement that the Trustees (including a majority of Independent Trustees) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of the Portfolio, (ii) the condition that an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change; and (iii) the Portfolio’s shareholders have approved this arrangement.

The Adviser remains responsible for providing general management services to the Portfolio, including overall supervisory responsibility for the general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets and, subject to the review and approval of the Board, will among other things: (i) set the Portfolio’s overall investment strategies; (ii) evaluate, select, and recommend a sub-adviser to manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-advisers; and (v) implement procedures that the Adviser believes are reasonably designed to ensure that the sub-advisers comply with the Portfolio’s investment objectives, policies, and restrictions.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and the Portfolio’s investment objectives.  In addition, the Adviser will consult with, and assist, the Sub-Adviser in maintaining appropriate policies, procedures, and records and oversee matters relating to promotion, marketing materials, and reports by the Sub-Adviser to the Trust’s Board.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following percentage of the Portfolio’s average daily net assets managed during the month.

Sub-Adviser	Portfolio	Sub-Advisory Fee
ING IM	ING Bond Portfolio

0.216% on the first $600 million of assets;

0.198% on the next $400 million of assets;

0.180% on the next $1 billion of assets;

0.171% on the next $1 billion of assets; and

0.162% on assets in excess of $3 billion

Portfolio Managers

ING Bond Portfolio

Sub-Adviser:  ING IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2011:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christine Hurtsellers	14	$5,179,773,827	31	$7,079,389,406	22	$8,881,998,309
Michael Mata	4	$4,097,432,515	0	$0	2	164,437,243
Matthew Toms	3	$3,460,195,212	0	$0	0	$0

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions as in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one, three and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks,  peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep, and/or a notional investment in a pre-defined set of ING IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (the Barclays Capital U.S. Aggregate Bond Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards; all senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised Funds, which are subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2011, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Portfolio Shares Owned
Christine Hurstellers	None
Michael Mata	None
Matthew Toms	None

6.                                       The section entitled “Administrator” of the Portfolio’s SAI is amended to include the following:

ING Bond Portfolio

The Administrator receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets. Prior to July 20, 2012, the Administrator of the Portfolio did not receive an administrative services fee as the Portfolio operated as a Feeder Portfolio and invested all of its assets in Class 1 shares of a master fund, the American Funds Insurance Series® Bond Fund.

7.                                       The first paragraph of the section entitled “Rule 12b-1 Plans” is deleted and replaced with the following:

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act on behalf of ING Bond Portfolio and each Feeder Portfolio (“Distribution Plan”).  The Distribution Plan provides that ING Bond Portfolio and the Feeder Portfolios shall pay a distribution fee (“Distribution Fee”), for distribution services including payments to the Distributor at annual rates not to exceed 0.50% of the average daily net assets of each of ING American Funds Growth Portfolio and ING American Funds International Portfolio; 0.35% of the average daily net assets of ING Bond Portfolio; and 0.45% of the average daily net assets of each of ING American Funds Asset Allocation Portfolio, ING American Funds Global Growth and Income Portfolio, and ING American Funds International Growth and Income Portfolio for distribution services. With respect to ING Bond Portfolio, pursuant to a side agreement effective July 20, 2012, the Distributor has agreed to waive a portion of its distribution fee and/or reimburse expenses in amounts necessary so that after such waivers and/or reimbursements, the maximum operating expenses of the Portfolio do not exceed 0.75% through May 1, 2014.  There is no guarantee that this side agreement will renew after that date.  This side agreement will renew only if the Distributor elects to renew it.  Any fees waived pursuant to the distribution fee waiver shall not be eligible for recoupment. The Distributor may use all or any portion of such Distribution Fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.  The Distribution Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan.

8.                                       The following section is included following the section entitled “Net Asset Value of the Feeder Portfolios” of the Portfolio’s SAI:

NET ASSET VALUE — ING BOND PORTFOLIO

As noted in the Prospectus, the NAV and offering price of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE s open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. (See “How Shares are Priced” section of the Prospectus.)  The long-term debt obligations held in the Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when OTC market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance may vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets.  Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If a significant event occurs which is likely to impact the value of one or more foreign securities held by the Portfolio occurs after the time at which the foreign market for such securities closes but before the time that the Portfolio’s NAV is calculated on any business day, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets, the effect of the behavior of such markets on fair value of the securities or that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.  Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets.  The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets.  Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for the Portfolio, all specific liabilities incurred or accrued are deducted from the Portfolio’s net assets.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED APRIL 30, 2012